UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 4, 2021 (November 3, 2021)

Date of Report (date of earliest event reported)

AURORA INNOVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39774	98-1562265
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 33rd St, Pittsburgh, PA	15201
(Address of principal executive offices)	(Zip Code))

(888) 583-9506

(Registrant’s telephone number, including area code)

Reinvent Technology Partners Y

215 Park Avenue, Floor 11

New York, New York 10003

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	AUR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AUROW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Aurora” and the “Company” refer to Aurora Innovation, Inc., a Delaware corporation (f/k/a Reinvent Technology Partners Y, a Cayman Islands exempted company), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “RTPY” refer to Reinvent Technology Partners Y, a Cayman Islands exempted company, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section titled “Selected Definitions” beginning on page iii thereof, and such definitions are incorporated herein by reference.

Domestication and Merger Transaction

As previously announced, RTPY, a Cayman Islands exempted company, previously entered into an Agreement and Plan of Merger, dated as of July 14, 2021 (the “Merger Agreement”), by and among RTPY, RTPY Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of RTPY (“Merger Sub”), and Aurora Innovation Holdings, Inc., a Delaware corporation (f/k/a Aurora Innovation, Inc., a Delaware corporation) (“Legacy Aurora”).

On November 3, 2021, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 149 of the final prospectus and definitive proxy statement, dated October 8, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), RTPY filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which RTPY was domesticated and continues as a Delaware corporation, changing its name to “Aurora Innovation, Inc.” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things, (1) each of the then issued and outstanding 22,291,089 Class A ordinary shares, par value $0.0001 per share, of RTPY (the “RTPY Class A ordinary shares”), converted automatically, on a one-for-one basis, into a share of Class A common stock, par value $0.00001 per share, of Aurora (“Aurora Class A common stock”), (2) each of the then issued and outstanding 7,003,086 Class B ordinary shares, par value $0.0001 per share, of RTPY (the “RTPY Class B ordinary shares”), converted automatically, on a one-for-one basis, into a share of Aurora Class A common stock, (3) each of the then issued and outstanding 12,218,750 redeemable warrants of RTPY (the “RTPY warrants”) converted automatically into a redeemable warrant to purchase one share of Aurora Class A common stock (the “Aurora warrants”) pursuant to the Warrant Agreement, dated March 15, 2021 (the “Warrant Agreement”), between RTPY and Continental Stock Transfer & Trust Company, as warrant agent, (4) each of the then issued and outstanding units of RTPY that had not been previously separated into the underlying RTPY Class A ordinary shares and underlying RTPY warrants upon the request of the holder thereof (the “RTPY units”), were cancelled and entitled the holder thereof to one share of Aurora Class A common stock and one-eighth of one Aurora warrant, and (5) each of the then issued and outstanding 8,900,000 private placement warrants of RTPY converted automatically into an Aurora warrant pursuant to the Warrant Agreement. No fractional Aurora warrants were issued upon separation of the RTPY units.

As previously reported on the Current Report on Form 8-K filed with the SEC on November 2, 2021, RTPY held an extraordinary general meeting (the “Special Meeting”), at which RTPY’s shareholders voted to approve the proposals outlined in the Proxy Statement/Prospectus, including, among other things, the adoption of the Merger Agreement and the Domestication. On November 3, 2021, as contemplated by the Merger Agreement and described in the section of the Proxy Statement/Prospectus titled “BCA Proposal” beginning on page 89 of the Proxy Statement/Prospectus, Aurora consummated the merger transaction contemplated by the Merger Agreement, whereby Merger Sub merged with and into Legacy Aurora, the separate corporate existence of Merger Sub ceasing and Legacy Aurora being the surviving corporation and a wholly owned subsidiary of Aurora (the “Merger” and, together with the Domestication, the “Business Combination”).

In connection with the closing of the Merger (the “Closing”), (a) each share of Legacy Aurora common stock, par value $0.0001 per share (the “Legacy Aurora common stock”) was cancelled and converted into the right to receive a number of shares of Aurora Class A common stock equal to approximately 2.1708 (the “Exchange Ratio”) and (b) each share of

Legacy Aurora Class B Stock, par value $0.0001 per share (the “Legacy Aurora Class B Stock”) was cancelled and converted into the right to receive a number of shares of Aurora Class B common stock, par value $0.00001 per share (the “Aurora Class B common stock” and, together with Aurora Class A common stock, “Aurora common stock”) equal to the Exchange Ratio.

Also in connection with the Closing, all (i) options to purchase shares of Legacy Aurora common stock (“Legacy Aurora Options”) and (ii) awards of restricted stock units based on shares of Legacy Aurora common stock (“Legacy Aurora RSU Awards”) outstanding as of immediately prior to the Merger were converted into (a) options to purchase shares of Aurora Class A common stock (“Aurora Options”) and (b) awards of restricted stock units based on shares of Aurora Class A common stock (“Aurora RSU Awards”), respectively.

Subject to the terms of the Merger Agreement, each Aurora Option provides the right to purchase a number of whole shares of Aurora Class A common stock (rounded down to the nearest whole share) equal to (i) the number of shares of Legacy Aurora common stock subject to the applicable Legacy Aurora Option multiplied by (ii) the Exchange Ratio. The exercise price for each Aurora Option equals (i) the exercise price of the applicable Legacy Aurora Option divided by (ii) the Exchange Ratio. Subject to the terms of the Merger Agreement, each Aurora RSU Award is comprised of that number of whole shares of Aurora Class A common stock (rounded down to the nearest whole share) equal to (i) the number of shares of Legacy Aurora common stock subject to the applicable Legacy Aurora RSU Award, respectively, multiplied by (ii) the Exchange Ratio.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

As previously announced, on July 14, 2021, concurrently with the execution of the Merger Agreement, RTPY entered into subscription agreements (the “Subscription Agreements”) with certain institutional and accredited investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, in the aggregate, 100,000,000 shares of Aurora Class A common stock at $10.00 per share (the “PIPE Shares”) for an aggregate commitment amount of $1,000,000,000 (the “PIPE Investment”), a portion of which was funded by certain affiliates of Reinvent Sponsor Y LLC, a Cayman Islands limited liability company, shareholder of RTPY and RTPY’s sponsor (the “Sponsor”). The PIPE Investment was consummated substantially concurrently with the Closing.

PIPE Investment

Immediately after giving effect to the Business Combination, the PIPE Investment, and the redemption of 75,458,911 RTPY Class A ordinary shares in connection with the Business Combination, there were 642,869,548 shares of Aurora Class A common stock, 481,107,977 shares of Aurora Class B common stock and 21,118,750 Aurora warrants outstanding. Upon the consummation of the Business Combination, RTPY’s ordinary shares, warrants and units ceased trading on the Nasdaq Capital Market, and Aurora’s common stock and warrants began trading on November 4, 2021 on the Nasdaq Global Select Market under the symbols “AUR” and “AUROW,” respectively. Immediately after giving effect to the Business Combination and the PIPE Investment, (1) RTPY’s public shareholders owned approximately 1.8% of the outstanding Aurora common stock and had approximately 0.4% of the voting power, (2) Legacy Aurora equity holders (without taking into account any public shares held by Legacy Aurora equity holders prior to the consummation of the Business Combination) owned approximately 93.8% of the outstanding Aurora common stock and had approximately 98.6% of the voting power, (3) the Aurora Founders owned approximately 19.8% of outstanding Aurora common stock and had approximately 44.1% of the total voting power, (4) the Sponsor, the Sponsor Related PIPE Investor and the independent directors of RTPY collectively owned approximately 1.2% of the outstanding Aurora common stock and had approximately 0.3% of the voting power and (5) the third party PIPE investors owned approximately 3.2% of the outstanding Aurora common stock and had approximately 0.7% of the voting power.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On November 3, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Aurora, the Sponsor, RTPY’s directors, certain equityholders of Aurora, and certain of their respective affiliates, as applicable, entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus titled “BCA Proposal—Related Agreements—Registration Rights Agreement,” beginning on page 111 of the Proxy Statement/Prospectus, and that information is incorporated by reference herein. Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.4 to this Report and is incorporated herein by reference.

Lockup Agreement

On November 3, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Aurora and the stockholder parties listed on Exhibit A of the Lockup Agreement entered into the Lockup Agreement (the “Lockup Agreement”). The material terms of the Lockup Agreement are described in the section of the Proxy Statement/Prospectus titled “BCA Proposal—Related Agreements—Lock-Up Agreements” beginning on page 111 of the Proxy Statement/Prospectus, and that information is incorporated by reference herein. In addition, subject to certain exceptions, Legacy Aurora equityholders will be subject to a 180-day lock-up provision in the Company’s bylaws effective as of November 3, 2021 (the “Aurora Bylaws”), as described in the section of the Proxy Statement/Prospectus titled “Description of Aurora Innovation Securities—Proposed Certificate of Incorporation and Proposed Bylaw Provisions—Lock-up” beginning on page 304 of the Proxy Statement/Prospectus, and that information is incorporated by reference herein.

Such description of the Lockup Agreement and Aurora Bylaws is qualified in its entirety by the text of the Form of Lock-Up Agreement and Aurora Bylaws, which are included as Exhibits 10.5 and 3.2 to this Report and are incorporated herein by reference.

Indemnification Agreements

On November 3, 2021, in connection with the consummation of the Business Combination, Aurora entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

Such description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the Form of Indemnification Agreement, which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference into this Item 2.01.

As previously reported, at the Special Meeting, RTPY’s shareholders approved the Business Combination. On November 3, 2021, the parties to the Merger Agreement completed the Merger.

Holders of 75,458,911 RTPY ordinary shares exercised their right to redeem such shares for cash at a price of approximately $10.00 per share for aggregate payments of approximately $754,589,845.72.

At the Closing, an aggregate of 513,575,373 shares of Aurora Class A common stock and 481,107,977 shares of Aurora Class B common stock were issued to Legacy Aurora stockholders.

Immediately after giving effect to the completion of the Merger and the issuance of the PIPE Shares, there were outstanding:

•	642,869,548 shares of Aurora Class A common stock;

•	481,107,977 shares of Aurora Class B common stock; and

•

21,118,750 Aurora warrants, comprised of 12,218,750 public warrants and 8,900,000 private placement warrants, each exercisable for one share of Aurora Class A common stock at a price of $11.50 per share.

The material terms and conditions of the Merger Agreement are described in the Proxy Statement/Prospectus in the section titled “BCA Proposal” beginning on page 89 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as RTPY was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company, as the successor registrant to RTPY, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When Aurora discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Aurora’s management.

Forward-looking statements in this Report and in any document incorporated herein by reference should not be relied upon as representing the Company’s view as of any subsequent date. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Forward-looking statements contained in this Report and in any document incorporated by reference in this Report may include, for example, statements about:

•	the projected financial information, including but not limited to assumptions around vehicle miles traveled, market penetration and pricing;

•	our estimated total addressable market, the market for autonomous vehicles, and our market position;

•	the ability to maintain the listing of Aurora Class A common stock and Aurora warrants on the Nasdaq Global Select Market;

•	our public securities’ potential liquidity and trading;

•	our ability to raise financing in the future;

•	our ability to effectively manage our growth and future expenses;

•	the sufficiency of our cash and cash equivalents to meet our operating requirements;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors;

•	the impact of the regulatory environment and complexities with compliance related to such environment;

•	our ability to successfully collaborate with business partners;

•	our ability to obtain, maintain, protect, and enforce our intellectual property;

•	the impact of the COVID-19 pandemic; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 29 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list does not contain all of the forward-looking statements made in this Report and in any document incorporated by reference in this Report. The forward-looking statements contained in this Report and in any document incorporated herein by reference are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 29 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference. The risks described in the section titled “Risk Factors” are not exhaustive. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

Business

The business of the Company prior to the Merger is described in the Proxy Statement/Prospectus in the section titled “Information About Aurora” beginning on page 230 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 29 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Financial Information

The unaudited consolidated financial statements of Legacy Aurora as of and for the six months ended June 30, 2021 and 2020 have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on Page F-66 of the Proxy Statement/Prospectus and are incorporated herein by reference. The historical audited financial statements of Legacy Aurora as of and for the years ended December 31, 2020 and 2019 and the related notes included in the Proxy Statement/Prospectus beginning on page F-39 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

The historical audited consolidated financial statements of Apparate USA LLC, as of and for the year ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-88 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth on Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Aurora’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 250 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Aurora’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 263 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Information About Aurora—Facilities” beginning on page 249, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Aurora common stock as of November 3, 2021 (the “Ownership Date”) by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Aurora common stock;

•	each of the Company’s named executive officers and directors; and

•	all of the executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Ownership Date. Company stock issuable upon exercise of options and warrants currently exercisable within 60 days of the Ownership Date are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Aurora common stock is based on 642,869,548 shares of Aurora Class A common stock and 481,107,977 shares of Aurora Class B common stock outstanding as of November 3, 2021.

Unless otherwise indicated, the Company believes that each beneficial owner named in the table below has the sole voting and investment power with respect to all shares of common stock owned by such beneficial owner.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock	% of Class A Common Stock	Number of Shares of Class B Common Stock	% of Class B Common Stock	% of Total Voting Power**
5% Holders
Neben Holdings LLC(2)	288,436,375	44.9%	—	—	5.3%
Entities affiliated with Sequoia Capital(3)	500,000	*	35,239,761	7.3%	6.5%
Entities affiliated with Greylock(4)	—	—	28,193,946	5.9%	5.2%
Entities affiliated with Index Ventures(5)	500,000	*	37,911,648	7.9%	7.0%
Amazon.com NV Investment Holdings LLC(6)	—	—	35,239,761	7.3%	6.5%
Entities affiliated with T. Rowe Price Associates, Inc.(7)	13,850,000	2.2%	35,067,511	7.3%	6.7%
Entities affiliated with Toyota Motor Corporation(8)	47,561,589	7.4%	373,891	*	*
SoftBank Vision Fund (AIV M2) L.P.(9)	39,417,358	6.1%	—	—	*
Executive Officers and Directors
Chris Urmson(10)	—	—	145,831,739	30.3%	26.7%

Richard Tame(11)	244,219	*	—	—	*
William Mouat(12)	3,442,814	*	—	—	*
Sterling Anderson(13)	—	—	52,629,508	10.9%	9.6%
James Andrew Bagnell(14)	—	—	47,304,449	9.8%	8.7%
Reid Hoffman(15)	8,557,805	1.3%	28,976,034	6.0%	5.5%
Dara Khosrowshahi	—	—	—	—	—
Michelangelo Volpi	—	—	—	—	—
Carl M. Eschenbach(16)	—	—	—	—	—
Brittany Bagley	—	—	—	—	—
All directors and executive officers as a group (ten individuals)	18,744,838	2.9%	274,741,730	57.1%	50.7%

*	Less than 1%
**

Percentage of total voting power represents voting power with respect to all shares of Aurora Class A common stock and Aurora Class B common stock, as a single class. Each share of Aurora Class B common stock is entitled to ten votes per share and each share of Aurora Class A common stock is entitled to one vote per share. For more information about the voting rights of Common Stock, see the section below titled “Description of the Company’s Securities.”

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Aurora Innovation, Inc., Attention: General Counsel, 50 33rd St, Pittsburgh., PA 15201.
(2)

Consists of 288,436,375 shares of Aurora Class A common stock held by Neben Holdings, LLC. Neben Holdings, LLC is a wholly owned indirect subsidiary of Uber Technologies, Inc., a publicly traded company. The registered address of Uber Technologies, Inc. is 1515 3rd Street, San Francisco, CA 94158.

(3)

Consists of (i) 11,746,572 shares of Aurora Class B common stock held by Sequoia Capital U.S. Growth Fund VIII, L.P. (“GF VIII”), (ii) 23,493,189 shares of Aurora Class B common stock held by Sequoia Capital Global Growth Fund III - Endurance Partners, L.P. (“GGF III”), (iii) 165,000 shares of Aurora Class A common stock held by GF VIII in the PIPE Investment and (iv) 335,000 shares of Aurora Class A common stock held by GGF III. SC US (TTGP), Ltd. is (i) the general partner of SCGGF III-Endurance Partners Management, L.P., which is the general partner of GGF III, and (ii) the general partner of SC U.S. Growth VIII Management, L.P., which is the general partner of GF VIII. As a result, SC US (TTGP), Ltd. may be deemed to share voting and dispositive power with respect to the shares held by the Sequoia Capital entities. The directors and stockholders of SC US (TTGP), Ltd. who participate in decisions to exercise voting and investment discretion with respect to GF VIII include Carl Eschenbach, a member of the Aurora Board. In addition, the directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to GGF III are Douglas M. Leone and Roelof Botha. As a result, and by virtue of the relationships described in this paragraph, Messrs. Leone and Botha may be deemed to share voting and dispositive power with respect to the shares held by GGF III. Mr. Eschenbach expressly disclaims beneficial ownership of the shares held by the Sequoia Capital entities. The address for each of the Sequoia Capital entities is 2800 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

(4)

Consists of (i) 25,374,548 shares of Aurora Class B common stock held by Greylock 15 Limited Partnership (“Greylock 15”), (ii) 1,409,699 shares of Aurora Class B common stock held by Greylock 15 Principals Limited Partnership (“Greylock Principals”) and (iii) 1,409,699 shares of Aurora Class B common stock held by Greylock 15-A Limited Partnership (“Greylock 15-A”). Greylock 15 GP LLC (“Greylock LLC”), is the general partner of each of Greylock 15, Greylock Principals, and Greylock 15-A. Reid Hoffman, a member of the Aurora Board, Asheem Chandna, James Slavet, Donald Sullivan, and David Sze are the senior managing members of Greylock LLC. The managing members of Greylock LLC may be deemed to share the power to vote or direct the voting of and to dispose or direct the disposition of the Aurora Class B common stock beneficially owned by Greylock 15, Greylock Principals, and Greylock 15-A. Each of the managing members of Greylock LLC disclaims beneficial ownership of all securities other than those he owns directly, if any, or by virtue of his indirect pro rata interest, as a managing member of Greylock LLC, in the Aurora Class B common stock owned by Greylock 15, Greylock Principals, and/or Greylock 15-A. The business address for each of these entities and individuals is 2550 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(5)

Consists of (i) 37,342,994 shares of Aurora Class B common stock held by Index Ventures Growth III (Jersey), L.P. (“Index Growth III”), (ii) 568,654 shares of Aurora Class B common stock held by Yucca (Jersey) SLP (“Yucca”), (iii) 492,500 shares of Aurora Class A common stock held by Index Growth III and (iv) 7,500 shares of Aurora Class A common stock held by Yucca. Index Venture Growth Associates III Limited (“IVGA III”) is the managing general partner of Index Growth III and may be deemed to have voting and dispositive power over the shares held by such fund. Yucca is the administrator of the Index co-investment vehicles that are contractually required to mirror the relevant Index funds’ investment, and IVGA III may be deemed to have voting and dispositive power over its allocation of shares held by Yucca. The address of the entities mentioned in this footnote is 5th Floor, 44 Esplanade, St. Helier, Jersey JE1 3FG, Channel Islands.

(6)

Consists of 35,239,761 shares of Aurora Class B common stock held by Amazon.com NV Investment Holdings LLC. Amazon.com NV Investment Holdings LLC, a wholly owned subsidiary of Amazon.com, Inc., a publicly traded company. The registered address of Amazon.com, Inc. is 410 Terry Avenue North, Seattle, WA 98109.

(7)

Consists of (i) 35,067,511 shares of Aurora Class B common stock and (ii) 13,850,000 shares of Aurora Class A common stock beneficially owned by funds and accounts (severally and not jointly) that are advised or subadvised by T. Rowe Price Associates, Inc. (“TRPA”). TRPA, as investment adviser, has dispositive and voting power with respect to the shares held by these funds and accounts. For purposes of the Securities Exchange Act of 1934, TRPA may be deemed to be the beneficial owner of these shares; however, TRPA expressly disclaims that it is, in fact, the beneficial owner of such securities. TRPA is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company. The principal business address of TRPA is 100 East Pratt Street, Baltimore, MD 21202.

(8)

Consists of (i) 47,348,178 shares of Aurora Class A common stock held by Toyota Motor Corporation, a publicly traded company, and (ii) (a) 373,891 shares of Aurora Class B common stock and (b) 213,411 shares of Aurora Class A common stock held by Toyota A.I. Ventures Fund I, L.P. Toyota Motor Corporation has dispositive control over the shares held by Toyota A.I. Ventures Fund I, L.P. and may be deemed to beneficially own such shares. The business address for Toyota Motor Corporation is 4-7-1 Meieki, Nakamura-ku, Nagoya, Aichi 450-8171, Japan.

(9)

Consists of 39,417,358 shares of Aurora Class A common stock held by SoftBank Vision Fund (AIV M2) L.P. (“SVF”). SVF GP (Jersey) Limited (“SVF GP”), is the general partner of SVF. SB Investment Advisers (UK) Limited (“SBIA UK”), has been appointed as alternative investment fund manager (“AIFM”), and is exclusively responsible for managing SVF in accordance with the Alternative Investment Fund Managers Directive and is authorized and regulated by the UK Financial Conduct Authority accordingly. As AIFM of SVF, SBIA UK is exclusively responsible for making all decisions related to the acquisition, structuring, financing, voting and disposal of SVF’s investments. SVF GP and SBIA UK are both wholly owned by SoftBank Group Corp. The address of SVF is 251 Little Falls Drive, Wilmington, Delaware 19808.

(10)	Consists of 145,831,739 shares of Aurora Class B common stock held by Mr. Urmson.
(11)	Consists of 244,219 shares of Aurora Class A common stock issuable upon exercise of Aurora Options exercisable within 60 days from the Ownership Date.
(12)

Consists of (i) 3,354,625 shares of Aurora Class A common stock held by Mr. Mouat, (ii) 74,622 shares of Aurora Class A common stock issuable upon exercise of Aurora Options exercisable within 60 days from the Ownership date and (iii) 13,567 shares of Aurora Class A common stock issuable upon settlement of Aurora RSU Awards that will vest within 60 days from the Ownership Date.

(13)

Consists of (i) 52,627,338 shares of Aurora Class B common stock held by Mr. Anderson and (ii) 2,170 shares of Aurora Class B common stock held by the Anderson 2021 GRAT, of which Mr. Anderson is trustee.

(14)	Consists of 47,304,449 shares of Aurora Class B common stock held by Mr. Bagnell.
(15)

Consists of (i) 6,883,086 shares of Aurora Class A common stock held by the Sponsor, (ii) 1,000,000 shares of Aurora Class A common stock held by Reprogrammed Interchange LLC, (iii) 674,719 shares of Aurora Class A common stock held by Programmable Exchange LLC, (iv) 782,088 shares of Aurora Class B common stock held by Thigmotropism LLC and (v) shares of Aurora Class B common stock held by the Greylock entities referenced in footnote (4) above. Mr. Hoffman is an equityholder of the Sponsor. Mr. Hoffman may be deemed to beneficially own shares held by the Sponsor by virtue of his shared control over the Sponsor. Mr. Hoffman may be deemed to beneficially own shares held by Reprogrammed Interchange LLC, Programmable Exchange LLC and Thigmotropism LLC by virtue of his voting and investment power over such shares.

(16)

Mr. Eschenbach is a general partner at Sequoia Capital Operations, LLC. Mr. Eschenbach disclaims beneficial ownership of all shares held by the Sequoia Capital entities referred to in footnote (3) above.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers following the Closing of the Merger is set forth in the Proxy Statement/Prospectus section titled “Management of Aurora Innovation Following the Business Combination” beginning on page 264 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Independence of Directors

Information with respect to the independence of the directors of the Company following the Closing of the Merger is set forth in the Proxy Statement/Prospectus in the section titled “Management of Aurora Innovation Following the Business Combination—Director Independence” beginning on page 267 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the board of directors of the Company immediately after the Closing of the Merger is set forth in the Proxy Statement/Prospectus in the section titled “Management of Aurora Innovation Following the Business Combination” in the subsections titled “Audit Committee” beginning on page 268 of the Proxy Statement/Prospectus, “Compensation Committee” beginning on page 268 of the Proxy Statement/Prospectus, and “Nominating and Corporate Governance Committee” beginning on page 269 of the Proxy Statement/Prospectus, and such information is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the named executive officers of the Company is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 271 of the Proxy Statement/Prospectus and Item 5.02 of this Report, and that information is incorporated herein by reference.

Director Compensation

A description of the compensation of the board of directors of Legacy Aurora is set forth in the Proxy Statement/Prospectus section titled “Executive Compensation—Director Compensation of Aurora” beginning on page 280 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the sections titled “Certain Relationships and Related Person Transactions,” beginning on page 287 of the Proxy Statement/Prospectus, “BCA Proposal—Interests of RTPY’s Directors and Executive Officers in the Business Combination,” beginning on page 141 of the Proxy Statement/Prospectus and “BCA Proposal—Interests of Aurora’s Directors and Executive Officers in the Business Combination,” beginning on page 146 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings concerning the Company set forth in the Proxy Statement/Prospectus in the section titled “Information About Aurora—Legal Proceedings” beginning on page 249 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Company’s Common Equity and Related Stockholder Matters

The information set forth in the section of the Proxy Statement/Prospectus titled “Market Price and Dividend Information” beginning on page 28 is incorporated herein by reference. Additional information regarding holders of the Company’s securities is set forth below in the section of this Report titled “Description of the Company’s Securities.”

On November 4, 2021, the Aurora Class A common stock and Aurora warrants began trading on the Nasdaq Global Select Market under the new trading symbols “AUR and “AUROW”, respectively.

As of November 3, 2021, the Company had 642,869,548 shares of Class A Common Stock and 481,107,977 shares of Class B common stock issued and outstanding and 21,118,750 warrants, each exercisable for one share of Aurora Class A common stock, at a price of $11.50 per share.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by the Company of certain unregistered securities, and that information is incorporated herein by reference.

Description of the Company’s Securities

The description of the Company’s securities is set forth in the section of the Proxy Statement/Prospectus titled “Description of Aurora Innovation Securities” beginning on page 298 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Immediately following the Closing, the authorized capital stock of Aurora consisted of 52,000,000,000 shares of capital stock, $0.00001 par value per share, of which 50,000,000,000 shares are designated as Class A common stock, 1,000,000,000 shares are designated as Class B common stock and 1,000,000,000 shares are designated as preferred stock. No shares of preferred stock were issued and outstanding immediately after the Merger.

Indemnification of Directors and Officers

As noted above in Item 1.01 of this Report, the Company entered into indemnification agreements with each of its directors and executive officers as of November 3, 2021. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the indemnification agreements, the form of which is attached hereto as Exhibit 10.11 and is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Report under the section titled “Indemnification Agreements” is incorporated herein by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On the November 3, 2021, in connection with the Business Combination, each of the then issued and outstanding RTPY units were cancelled and entitled the holder thereof to one share of Aurora Class A common stock and one-eighth of one Aurora warrant, and RTPY’s units ceased trading on the Nasdaq Capital Market.

Item 3.02 Unregistered Sales of Equity Securities

The information with respect to the PIPE Investment set forth in the “Introductory Note” is incorporated herein by reference into this Item 3.02. The PIPE Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with Aurora’s transfer agent). The parties also had adequate access, through business or other relationships, to information about Aurora.

Item 3.03 Material Modification to Rights of Security Holders

At the Special Meeting, the RTPY shareholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the section titled “Organizational Documents Proposals” beginning on page 152 (the “Organizational Documents Proposals”).

The Certificate of Incorporation of Aurora (the “Aurora Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on November 3, 2021, includes the amendments proposed by the Organizational Documents Proposals.

On November 3, 2021, the Board approved and adopted Aurora Bylaws, which became effective as of the Effective Time.

Copies of the Aurora Certificate of Incorporation and the Aurora Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Aurora Certificate of Incorporation and the general effect of the Aurora Certificate of Incorporation and the Aurora Bylaws upon the rights of holders of Aurora’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Organizational Documents Proposals,” “Comparison of Corporate Governance and Shareholder Rights” and “Description of Aurora Innovation Securities” beginning on pages 152, 295 and 298, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

For accounting purposes, the Transactions are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, Aurora, which have been audited by KPMG LLP (“KPMG”), will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Dismissal of independent registered public accounting firm

On November 3, 2021, the Audit Committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), RTPY’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm effective upon the completion of their review of the financial statements of RTPY as of and for the periods ended September 30, 2021.

The report of Withum on RTPY’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from October 2, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from October 2, 2020 (inception) to December 31, 2020 and subsequent interim period through November 3, 2021, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on RTPY’s financial statements for such period.

During the period from October 2, 2020 (inception) to December 31, 2020 and subsequent interim period through November 3, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company provided Withum with a copy of the foregoing disclosures and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated November 4, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor

On November 3, 2021, the Board approved the engagement of KPMG and appointed KPMG as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. KPMG served as independent registered public accounting firm of Legacy Aurora prior to the Business Combination. During the period from October 2, 2020 (inception) to December 31, 2020 and subsequent interim period through November 3, 2021, neither the Company nor anyone on the Company’s behalf consulted with KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that KPMG concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01 Changes in Control of the Registrant

The information set forth in Item 2.01 of this Report in the sections titled “Introductory Note” and “Security Ownership of Certain Beneficial Owners and Management” is incorporated herein by reference. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “BCA Proposal” beginning on page 89 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 2.01 of this Report in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the RTPY shareholders considered and approved the Aurora Innovation, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was previously approved, subject to stockholder approval, by the Transaction Committee of RTPY’s board of directors on July 14, 2021. The 2021 Plan became effective immediately upon the Closing.

A summary of the terms of the 2021 Plan is set forth in the Proxy Statement/Prospectus in the section titled “Incentive Award Plan Proposal” beginning on page 171 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the 2021 Plan, a copy of which is attached hereto as Exhibit 10.12 and incorporated herein by reference.

Employee Incentive Compensation Plan

Following the Closing of the Merger, on November 3, 2021, the Board approved and adopted the Employee Incentive Compensation Plan (the “Incentive Compensation Plan”). The Incentive Compensation Plan allows the administrator to provide performance-based awards to employees selected to participate. Eligible employees may include the Company’s named executive officers. The Incentive Compensation Plan became effective on November 3, 2021.

A description of the Incentive Compensation Plan is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Employee Incentive Compensation Plan” beginning on page 272 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the Incentive Compensation Plan is qualified in its entirety by the full text of the Incentive Compensation Plan, which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure set forth in Item 3.03 of this Report is incorporated in this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Following the Closing of the Merger, on November 3, 2021, the Board approved and adopted a new Code of Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of the Company’s directors, officers and employees. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available on the investor relations page of the Company’s website.

Item 5.06 Change in Shell Company Status

As a result of the Merger, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section titled “BCA Proposal” beginning on page 89 of the Proxy Statement/Prospectus and in the information set forth under Item 2.01 in this Report, which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On November 3, 2021, Aurora issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of Legacy Aurora as of and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-39 and are incorporated herein by reference. The condensed consolidated financial statements of Legacy Aurora as of and for the periods ended June 30, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-66 and are incorporated herein by reference. The historical audited consolidated financial statements of Apparate USA LLC, as of and for the year ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-88 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth on Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits

See the Exhibit index below, which is incorporated herein by reference.

EXHIBIT INDEX

		Incorporated by reference
Exhibit No.	Description	Form	File No.	Exhibit No.	Filing Date	Filed or Furnished Herewith

2.1	Agreement and Plan of Merger, dated as of July 14, 2021, by and among Reinvent Technologies Partners Y, RTPY Merger Sub Inc. and Aurora Innovation, Inc.	8-K	001-40216	2.1	July 15, 2021

3.1	Certificate of Incorporation of the Company					X

3.2	Bylaws of the Company					X

4.1	Specimen Class A Common Stock Certificate of the Company					X

4.2	Specimen Warrant Certificate of the Company	S-1	333-253075	4.3	February 12, 2021

4.3	Warrant Agreement, dated as of March 15, 2021, by and between Reinvent Technologies Partners Y and Continental Stock Transfer & Trust Company, as warrant agent	8-K	001-40216	4.1	March 18, 2021

10.1	Sponsor Support Agreement, dated as of July 14, 2021, by and among Reinvent Technologies Partners Y, Reinvent Sponsor Y LLC and the other parties thereto	S-4	333-257912	10.1	July 15, 2021

10.2	Sponsor Agreement, dated as of July 14, 2021, by and among Reinvent Technologies Partners Y, Reinvent Sponsor Y LLC and Aurora Innovation, Inc.	S-4	333-257912	10.2	July 15, 2021

10.3	Form of Subscription Agreement, by and between the Registrant and the subscriber party thereto	S-4	333-257912	10.3	July 15, 2021

10.4	Amended and Restated Registration Rights Agreement, by and among Aurora Innovation, Inc. and the other parties thereto					X

10.5	Form of Lockup Agreement	S-4	333-257912	10.5	July 15, 2021

10.6	Letter Agreement, dated as of March 15, 2021, by and among the Registrant, Reinvent Sponsor Y LLC and the other parties thereto	8-K	001-40216	10.1	March 18, 2021

10.7	Investment Management Trust Agreement, dated as of March 15, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, as trustee	8-K	001-40216	10.2	March 18, 2021

10.8	Support Services Agreement, dated as of March 15, 2021 by and between the between Reinvent Technology Partners Y and Reinvent Capital LLC	8-K	001-40216	10.4	March 18, 2021

10.9	Sponsor Warrants Purchase Agreement, dated as of March 15, 2021, by and between the Registrant and Reinvent Sponsor Y LLC	8-K	001-40216	10.5	March 18, 2021

10.10	Form of Voting and Support Agreement, dated as of July 14, 2021, by and among Reinvent Technology Partners Y, RTPY Merger Sub Inc. and the stockholder party hereto	8-K	001-40216	10.4	July 15, 2021

10.11	Form of Indemnification Agreement between Aurora Innovation, Inc. and its directors and officers	S-4/A	333-257912	10.19	September 29, 2021

10.12#	Aurora Innovation, Inc. 2021 Equity Incentive Plan					X

10.13#	Aurora Innovation, Inc. 2017 Equity Incentive Plan	S-4/A	333-257912	10.21	September 29, 2021

10.14#	Aurora Innovation, Inc. Employee Incentive Compensation Plan	S-4/A	333-257912	10.22	September 29, 2021

10.15#	OURS Technology, Inc. 2017 Stock Incentive Plan	S-4/A	333-257912	10.23	September 29, 2021

10.16#	Blackmore Sensors & Analytics, Inc. 2016 Equity Incentive Plan	S-4/A	333-257912	10.24	September 29, 2021

10.17#	Form of Option Award Agreement (included in Exhibit 10.12)					X

10.18#	Form of Restricted Stock Unit Award Agreement (included in Exhibit 10.12)					X

16.1	Letter from WithumSmith+Brown, PC as to the change in certifying accountant, dated as of November 4, 2021					X

99.1	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020					X

99.2	Press Release dated November 3, 2021					X

104	Cover Page Interactive Data File

+

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 4, 2021

AURORA INNOVATION, INC.

By:	/s/ Chris Urmson
Name: Chris Urmson
Title: Chief Executive Officer